UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report:
December 15, 2009

Frontier Financial Corporation
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	000-15540 (Commission File Number)	91-1223535 (I.R.S. Employer Identification No.)
332 S.W. Everett Mall Way P.O. Box 2215 Everett, Washington (Address of principal executive offices)	98204 (Zip Code)
Registrant’s telephone number, including area code: (425) 514-0700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
 [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 11, 2009, Frontier Financial Corporation (the "Corporation") received notice from the NASDAQ Stock Market stating that the Corporation had regained compliance with Marketplace Rule 5450(a)(1).

As previously announced on September 22, 2009, the Corporation was not in compliance with the NASDAQ listing requirement because the minimum bid price of the Corporation's common stock was below $1.00 per share for 30 consecutive business days.  The Corporation declared a one-for-ten reverse stock split effective November 24, 2009.

On December 14, 2009, the Corporation issued a press release announcing the receipt of the notice from the Nasdaq.  A copy of the press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1	Press Release dated December 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRONTIER FINANCIAL CORPORATION
(Registrant)
December 15, 2009	/s/ Patrick M. Fahey
(Date)	Patrick M. Fahey Chief Executive Officer

Exhibit Index

99.1	Press Release dated December 14, 2009.